                                                                  EXHIBIT 10.20

                              EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT ("Employment Agreement"), dated January 1, 2002, is by and between RAG American Coal Holding, Inc. a Delaware corporation (the
"Company"), and Thomas Lien (the "Executive").

                                 WITNESSETH THAT

         WHEREAS, the Company considers it essential to its success to foster the continued employment of key management personnel; and

         WHEREAS, the Company has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Company's management, including the Executive, to their assigned duties, and

         WHEREAS, the Company further wishes to provide for the continued
employment by the Company of the Executive, and the Executive wishes to serve the Company and its affiliated entities in the capacities and on the terms and conditions set forth in this Employment Agreement; and

         WHEREAS, this Employment Agreement is the entire agreement between the parties concerning the subject matter hereof and supersedes and terminates any prior written agreements or oral representations, except as otherwise provided herein, concerning the same subject, including but not limited to the Separation
Plan for Certain Employees dated November 18, 1998 and the Retention Plan dated
July 15, 1999.

         NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and the Executive hereby agree as follows:

1.       Employment Period. Subject to the right to terminate as provided herein, the Company shall employ the Executive, and the Executive shall serve the Company, on the terms and conditions set forth in this Employment Agreement, commencing on the date above written (the "Effective Date") and continuing until
December 31, 2004 ("Employment Period"). The Company shall give written notice to the executive by March 31, 2004 regarding renewal of the Employment Agreement for another three (3) year term. Any notice of non-renewal given by the Company shall not result in a termination during the Employment Period for purposes of
Section 5(a) hereof.

2.       Position and Duties.
         -------------------

(a)      During the Employment Period, the Executive shall serve as Senior Vice
President Western Operations. The Executive's responsibilities as Senior Vice
President Western Operations shall include all aspects of the Company's and its subsidiaries' businesses. The Executive shall serve in each such case as an employee of the Company and with such duties and responsibilities as Executive currently holds and as are customarily assigned to such position,

and such other duties and responsibilities not inconsistent therewith as may from time to time be assigned to him by the President and Chief Executive
Officer ("President/CEO").

(b)      During the Employment Period, and excluding any periods of vacation, holidays, and sick leave to which the Executive is entitled, the Executive shall devote his full working time and attention to the business and affairs of the
Company and its affiliates, as directed by the President/CEO, and, to the extent necessary to discharge the responsibilities assigned to the Executive under this
Employment Agreement, use the Executive's reasonable best efforts to carry out such responsibilities faithfully and efficiently. It shall not be considered a violation of the foregoing for the Executive to serve on corporate, industry, civic, or charitable boards or committees, so long as such activities do not interfere with the performance of the Executive's responsibilities as an employee of the Company in accordance with this Employment Agreement and any such corporate or industry activities are approved by the President/CEO.

3.       Compensation. The Executive's compensation during the Employment Period shall be determined by, and in the sole discretion of the President/CEO, subject to Sections 3(a), 3(b), Section 5 and Section 9 hereof.

(a)      Annual Base Salary. During the Employment Period, the Executives shall receive an annual base salary of not less than $220,000 (the annual base salary for the Executive in effect from time to time, "Annual Base Salary"). The Annual
Base Salary shall be payable in accordance with the Company's regular payroll practice for its senior officers, as in effect from time to time. During the
Employment Period, the Annual Base Salary shall be reviewed at least annually and, in the sole discretion of the President/CEO may be increased, but not decreased. Any increase in the Annual Base Salary shall not limit or reduce any other obligation of the Company under this Employment Agreement.

(b)      Benefits and Incentive Compensation. Executive shall be eligible to participate in bonus and incentive compensation plans, policies, and arrangements, retirement plans, savings plans, deferred compensation plans, and health and welfare benefit plans, in each case as they may be provided by the
Company, provided, that the Company is under no obligation to provide any specific level of discretionary awards or benefits. The target annual bonus for
Executive shall be the percentage for the applicable grade level of the Annual
Base Salary in effect for the Executive at the time of termination.

4.       Termination of Employment.
         -------------------------

(a)      Death or Disability. The Executive's employment shall terminate automatically upon the Executive's Death. For purposes of the Company's obligation, the date of Death shall be the Date of Termination. The Company shall be entitled to terminate the Executive's employment because of the
Executive's Disability during the Employment Period. The Disability of the
Executive shall be determined in accordance with the Company's long-term disability plan in effect from time to time.

(b)      By the Company.

        (i)      The Company may terminate the Executive's employment during the
                 Employment Period for Cause or without Cause, and

                                         2

        (ii)     "Cause" means,

                (A)      the Executive's conviction or plea of nolo contendere
        to a felony, or a misdemeanor involving moral turpitude, deceit, dishonesty or fraud,

                (B)      the continued and willful, intentional or grossly
        negligent failure by the Executive to substantially perform the
        Executive's duties hereunder, or

                (C)      the willful, intentional or grossly negligent conduct
        of the Executive which is demonstrably and materially injurious to the
        Company and its affiliates taken as a whole, monetarily or otherwise.

         For purposes of this subparagraph (ii), no act, or failure to act, on the Executive's part shall be deemed willful, intentional or grossly negligent if the Executive acted in good faith and in a manner that the Executive reasonably believed to be in or not opposed to the best interests of the
Company.

(c)      Termination Procedures.
         ----------------------

         (i)      Notice of Termination. Any purported termination of the
         Executive's employment by the Company (other than by reason of Death or the expiration of the Employment Period) shall be communicated by written Notice of Termination from one party hereto to the other party hereto in accordance with Section 11(b) hereof. For purposes of this
         Employment Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this
         Employment Agreement relied upon and, in the case of a termination for
         Disability or Cause, shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the
         Executive's employment.

         (ii)     Date of Termination Except as otherwise provided in
         Section 10(c) of this Employment Agreement, "Date of Termination," with respect to any purported termination of the Executive's employment during the Employment Period (other than for Death), shall mean the date specified in the Notice of Termination.

         (iii)    No Waiver. The failure to set forth any fact or circumstance in a Notice of Termination shall not constitute a waiver of the right to assert, and shall not preclude the party giving notice from assertion, such fact or circumstance in an attempt to enforce any right under or provision of this Employment Agreement.

5.       Obligations of the Company upon Termination.
         -------------------------------------------

(a)  Payments and Benefits Upon Termination By the Company Other than for Cause or Death or Disability. If, during the Employment Period, the Company terminates the Executive's employment other than for Cause or Death or Disability, the
Company shall pay to the Executive in a lump sum in cash within thirty (30) days after the Date of Termination, the greater of the following amounts calculated in (i), (ii) or (iii) below,

             (i)      the sum of (A) any portion of the Executive's Annual Base
             Salary through the Employment Period not adjusted for merit increases; (B) with respect to any annual bonus plan contemplated under Section 3(b) of this Employment Agreement, an amount representing the target annual bonus for the remainder of the
             Employment Period; (C) any compensation previously deferred by the
             Executive (together with any accrued interest or earnings thereon)
             that has not yet been paid; and (D) any accrued but unpaid incentive compensation and vacation pay; or

             (ii)     any payments due the Executive under the Change of Control
             Agreement dated March 1, 2000 (the "COC Agreement"); or

             (iii)    any severance payments due the Executive under the RAG
             American Coal Holding, Inc. Severance Program in effect at the time of Termination (the "Severance Program");

             provided, however, that there shall be no duplication of payments under this Employment Agreement, the COC Agreement, the Severance
             Program and any other severance obligation of the Company, and the payment under this Section 5(a) shall be offset by any amount otherwise payable under any such agreement, program or obligation and any payment in lieu of notice of termination of employment required by federal, state or local law. After payment of the above amount, the Company shall have no further obligations under this
             Employment Agreement, the COC Agreement, the Severance Program or
             any other severance obligation of the Company.

(b)          Payments and Benefits Upon Death or Disability. If the Executive's
employment is terminated by reason of the Executive's Death or Disability during the Employment Period, the Company shall pay to the Executive or, in the case of the Executive's Death, to the Executive's designated beneficiaries (or, if there is no such beneficiary, to the Executive's estate or legal representative) in a lump sum in cash within thirty (30) days after the Date of Termination, the sum of the following amounts, any portion of the Executive's Annual Base Salary through the Date of Termination that has not yet been paid,

            (i)          with respect to any annual bonus plan contemplated
             under Section 3(b) of this Employment Agreement, an amount representing the target annual bonus for the year in which the Date of Termination occurs, computed by taking the target level and multiplying that amount by the Annual Base Salary multiplied by a fraction, the numerator of which is the number of days in such period through the Date of Termination and the denominator of which is the total number of days in the relevant period,

            (ii)         any compensation previously deferred by the Executive
             (together with any accrued interest or earnings thereon) that has not yet been paid, and

            (iii)        any accrued but unpaid incentive compensation and
             vacation pay; and the Company shall have no further obligations under this Employment Agreement, except as specified in Section 6 below.

(c)      Payments and Benefits By the Company for Cause. If the Executive's
employment is terminated by the Company for Cause during the Employment Period, the Company shall pay

the Executive the Annual Base Salary through the Date of Termination and the amount of any compensation previously deferred by the Executive (together with any accrued interest or earnings thereon), in each case to the extent not yet paid, and the Company shall have not further obligations under this Employment
Agreement, except as specified in Section 6 below.

6.       Non-Exclusivity of Rights. Except as otherwise expressly provided in this Employment Agreement, nothing in this Employment Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by the Company or any of its affiliated companies for which the Executive may qualify, provided that any such plan, program or policy may be amended or terminated by the Company in its sole discretion.
Vested benefits and other amounts that the Executive is otherwise entitled to receive under any other plan, policy, practice, or program of the Company or any of its affiliated companies on or after the Date of Termination shall be payable in accordance with the terms of each such plan, policy, practice or program
(subject to the Company's right to amend such terms), as the case may be, except as explicitly modified by this Employment Agreement.

7.       Full Settlement. The Company's obligation to make the payments provided for in, and otherwise to perform its obligation under, this Employment Agreement shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action that the Company may have against the Executive or others. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the
Executive under any of the provisions of this Employment Agreement and the amount of any payment or benefit provided for in this Employment Agreement shall not be reduced by any compensation earned by the Executive as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by the Executive to the Company or otherwise.

8.       Confidential Information.
         ------------------------

(a)      The Executive shall hold in a fiduciary capacity for the benefit of the
Company all secret or confidential information, knowledge or data relating to the Company or any of its affiliated companies and their respective businesses that the Executive obtains during the Executive's employment by the Company or any of its affiliated companies and that is not public knowledge (other than as a result of the Executive's violation of this Section 8) ("Confidential
Information"). The Executive shall not communicate, divulge, or disseminate
Confidential Information at any time during or after the Executive's employment with the Company, except with the prior written consent of the Company or as otherwise required by law or legal process. In no event shall any asserted violation of the provisions of this Section 8 constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this
Employment Agreement.

(b)      The Executive acknowledges that if the Executive shall breach or threaten to breach paragraph (a) of this Section 8, the damages to the Company and its affiliates may be substantial, although difficult to ascertain, and money damages will not afford the Company and its affiliates an adequate remedy.
Therefore, if the paragraph (a) of the Section 8 is violated, in whole or in part, the Company and its affiliates shall be entitled to specific performance and injunctive relief,

without prejudice to other remedies the Company and/or its affiliates may have at law or in equity.

9.       Certain Additional Payment by the Company.
         -----------------------------------------

(a)      Anything in this Employment Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Employment Agreement or any other plan, arrangement or agreement with the Company), but determined without regard to any additional payments required under this Section 9 ("Payment"), would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the
"Excise Tax"), then the Executive shall be entitled to receive an additional payment ("Gross-Up Payment") in an amount such that after payment by the
Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

(b)      Subject to the provisions of paragraph (c) of this Section 9, all determinations required to be made under this Section 9, including whether and when a Gross-Up Payment is required and amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by a nationally recognized certified public accounting firm designated by the Company
(the "Accounting Firm"), which shall provide detailed supporting calculations both to the Company and the Executive within fifteen (15) business days of the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. All fees and expenses of the
Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 9, shall be paid by the Company to the
Executive within five (5) days of the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the
Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment") consistent with the calculations required to be made hereunder. In the event that the
Company exhausts its remedies pursuant to any challenge of Excise Tax, the
Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive.

(c)      The Executive shall notify the Company in writing of any claim by the
Internal Revenue Service that, if successful, would require the payment by the
Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten business days after the Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the thirty (30) day period following the date on which he gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in

writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

         (i)      give the Company any information reasonably requested by the
         Company relating to such claim,

         (ii)     take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claims by an attorney reasonably selected by the
         Company,

         (iii)    cooperate with the Company in good faith in order effectively to contest such claim, and

         (iv)     permit the Company to participate in any proceedings relating to such claim;

(d)      PROVIDED, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest or penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of the paragraph (c) of Section 9, the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the
Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; PROVIDED, however, that if the
Company directs the Executive to pay such claim and sue for a refund, the
Company shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and PROVIDED, further, that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount.
Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the
Executive shall be entitled to settle or contest, as the case may be any other issue raised by the Internal Revenue Service or any other taxing authority.

         If, after the receipt by the Executive of an amount advanced by the
Company pursuant to paragraph (c) of this Section 9, the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall
(subject to the Company's complying with requirements of paragraph (c) of this
Section 9) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If after the receipt by the Executive of an amount advanced by the Company pursuant to paragraph (c) of this Section 9, a determination is made that the Executive shall not be entitled to any refund with

respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial or refund prior to the expiration of thirty
(30) days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment to be paid.

10.      Successors.
         ----------

(a)      This Employment Agreement is personal to the Executive and, without the prior written consent of the Company, shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Employment
Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives. If the Executive shall die while any amount would still be payable to the Executive hereunder had the Executive continued to live (other than amounts which by their terms, terminate upon the death of the Executive), then all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Employment Agreement to the executors, personal representatives or administrators of the Executive's estate.

(b)      This Employment Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

(c)      The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company expressly to assume and agree to perform this Employment Agreement in the same manner and to the same extent that the
Company would have been required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effective date of any such succession shall be a breach of this Employment
Agreement and shall entitle the Executive to compensation from the Company as if the he were terminated without cause.

For purposes of implementing the foregoing, the date on which any such succession becomes effective shall be treated as the Date of Termination and shall entitle the Executive to compensation from the Company. As used in this
Employment Agreement, "Company" shall mean both the Company as defined above and any such successor that assumes and agrees to perform this Employment Agreement, by operation of law or otherwise.

11.      Miscellaneous.
         --------------

(a)      This Employment Agreement shall be governed by, and construed in accordance with, the laws of Maryland, without reference to principles of conflict of laws. The captions of this Employment Agreement are not part of the provisions hereof and shall have no force or effect. This Employment Agreement may not be amended or modified except by a written agreement executed by the parties hereto or their respective successors and legal representatives. Any action by the Company to amend or modify this Employment Agreement must be approved by the President/CEO.

(b)      All notices and other communications under this Employment Agreement shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

If to the Executive:
Thomas Lien
RAG American Coal Holding, Inc.
999 Corporate Drive
Linthicum, Maryland 21222

If to the Company:
RAG American Coal Holding, Inc.
Attention: General Counsel
999 Corporate Drive
Linthicum, Maryland 21222

or to such other address as either party furnishes to the other in writing in accordance with this paragraph (b) of Section 11.

(c)      The invalidity or unenforceability of any provision of this Employment
Agreement shall not affect the validity or enforceability of any other provision of this Employment Agreement. If any provision of this Employment Agreement shall be held invalid or unenforceable in part, the remaining portion of such provision, together with all other provisions of this Employment Agreement, shall remain valid and enforceable and continue in full force and effect to the fullest extent consistent with law.

(d)      Notwithstanding any other provision of this Employment Agreement, the
Company may withhold from amounts payable under this Employment Agreement all federal, state, local, and foreign taxes that are required to be withheld by applicable laws or regulations. All cash amounts required to be paid hereunder shall be paid in United States dollars.

(e)      The Executive's or the Company's failure to insist upon strict compliance with any provision of, or to assert any right under, this Employment
Agreement shall not be deemed to be a waiver of such provisions or right of any other provision of or right under this Employment Agreement.

(f)      The rights and benefits of the Executive under this Employment
Agreement may not be anticipated, assigned, alienated or subject to attachment, garnishment, levy, executions or other legal or equitable process except as required by law. Any attempt by the Executive to anticipate, alienate, assign, sell, transfer, pledge, encumber or charge the same shall be void. Payments hereunder shall not be considered assets of the Executive in the event of insolvency or bankruptcy. The obligations of the Company and the Executive under this Employment Agreement, which by their nature may require either partial or total performance after the expiration of the term of this Employment Agreement shall survive such expiration.

(g)      This Employment Agreement may be executed in several counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument.

(h)      In the event of any dispute or disagreement related to this Employment
Agreement which results in a court proceeding or arbitration proceeding, the
Company shall, upon being presented

with invoices therefore, promptly reimburse Executive all reasonable attorney fees and other costs incurred in prosecuting or defending such proceeding, regardless of the ultimate outcome.

         IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and the Company has caused this Employment Agreement to be executed in their name on their behalf, all as of the day and year first above written.

COMPANY

By:      /s/ James Roberts
      ----------------------
        James Roberts
        President and CEO

EXECUTIVE

By:      /s/ Thomas Lien
     ----------------------
        Thomas Lien
        Senior Vice President Western Operations

                           CHANGE OF CONTROL AGREEMENT

THIS CHANGE OF CONTROL AGREEMENT ("Agreement"), dated January 1, 2002, is by and between RAG American Coal Holding, Inc., a Delaware corporation (the "Company"), and Tom Lien (the "Executive").

                                 WITNESSETH THAT

         WHEREAS, the Company considers it essential to its success to foster the continued employment of key management personnel; and

         WHEREAS, the Company has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Company's management, including the Executive, to their assigned duties, and

         WHEREAS, the Company further wishes to provide for the continued
employment by the Company of the Executive, and the Executive wishes to serve the Company and its affiliated entities in the capacities and on the terms and conditions set forth in this Agreement.

         NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and the Executive hereby agree as follows:

1        Duration. This Agreement shall remain in place for so long as Executive remains an employee of the Company or one of its affiliates ("Employment
Period").

2.       Position and Duties.
         --------------------

(a)      During the Employment Period, the Executive shall serve as Vice
President Human Resources of the Company. The Executive's responsibilities as
Senior Vice President-Western Operations shall include all aspects of the
Company's and its subsidiaries' businesses. The Executive shall serve in each such case as an employee of the Company and with such duties and responsibilities as Executive currently holds and as are customarily assigned to such position, and such other duties and responsibilities not inconsistent therewith as may from time to time be assigned to him by the President and Chief
Executive Officer ("President/CEO").

(b)      During the Employment Period, and excluding any periods of vacation, holidays, and sick leave to which the Executive is entitled, the Executive shall devote his full working time and attention to the business and affairs of the
Company and its affiliates, as directed by the President/CEO, and, to the extent necessary to discharge the responsibilities assigned to the Executive under this
Agreement, use the Executive's reasonable best efforts to carry out such responsibilities faithfully and efficiently. It shall not be considered a violation of the foregoing for the Executive to serve on corporate, industry, civic, or charitable boards or committees, so long as such activities do not interfere with the performance of the Executive's responsibilities as an employee of the Company in accordance with this Agreement and any such corporate or industry activities are approved by the President/CEO.

                                       12

3.       Compensation. The Executive's compensation during the Employment Period shall be determined by, and in the sole discretion of the President/CEO, subject to Sections 3(a), 3(b), Section 5 and Section 9 hereof.

(a)      Annual Base Salary. During the Employment Period, the Executives shall receive an annual base salary of not less than $220,000 (the annual base salary for the Executive in effect from time to time, ("Annual Base Salary"). The
Annual Base Salary shall be payable in accordance with the Company's regular payroll practice for its senior officers, as in effect from time to time. During the Employment Period, the Annual Base Salary shall be reviewed at least annually and, in the sole discretion of the President/CEO may be increased, but not decreased. Any increase in the Annual Base Salary shall not limit or reduce any other obligation of the Company under this Agreement.

(b)      Benefits and Incentive Compensation. Executive shall be eligible to participate in bonus and incentive compensation plans, policies, and arrangements, retirement plans, savings plans, deferred compensation plans, and health and welfare benefit plans, in each case as they may be provided by the
Company, provided, that the Company is under no obligation to provide any specific level of discretionary awards or benefits. The target annual bonus for
Executive shall be the percentage for the applicable grade level of the Annual
Base Salary in effect for the Executive at the time of termination.

4.       Termination of Employment.
         --------------------------

(a)      Death or Disability. The Executive's employment shall terminate automatically upon the Executive's Death. The Company shall be entitled to terminate the Executive's employment because of the Executive's Disability during the Employment Period. The Disability of the Executive shall be determined in accordance with the Company's long-term disability plan in effect from time to time.

(b)      By the Company.

         (i)      The Company may terminate the Executive's employment for Cause or without Cause, and

         (ii)     "Cause" means,

                  (A) the Executive's conviction or plea of nolo contendere to a felony, or a misdemeanor involving moral turpitude, deceit, dishonesty or fraud,

                  (B) the continued and willful, intentional or grossly
         negligent failure by the Executive to substantially perform the
         Executive's duties hereunder, or

                  (C) the willful, intentional or grossly negligent conduct of the Executive which is demonstrably and materially injurious to the
         Company and its affiliates taken as a whole, monetarily or otherwise.

         For purposes of this subparagraph (ii), no act, or failure to act, on the Executive's part shall be deemed willful, intentional or grossly negligent if the Executive acted in good faith and

                                       13

in a manner that the Executive reasonably believed to be in or not opposed to the best interests of the Company.

(c)      Due to Change of Control.
         -------------------------

         (i)      A Change of Control occurs with the Company or any affiliate thereof which then employs Executive at any time during the Employment
         Period.

         (ii)     For purposes of this Agreement, "Change of Control" shall mean an event of merger, consolidation, sale, joint venture, partnership, or other business arrangement with a third party whereby the Executive is not offered a position at any time within 18 months after such a transaction that is comparable to Executive's position with the Company and with at least the same Annual Base Salary, target bonus, long-term incentive award levels, and other benefits (other than such changes in benefits applicable to all similarly situated employees) as were in effect for the Executive immediately preceding the Change of Control.

(d)      Termination Procedures.
         -----------------------

         (i)      Notice of Termination. Any purported termination of the
         Executive's employment by the Company for Cause or without Cause shall be communicated by written Notice of Termination by the Company in accordance with Section 11(b) hereof. For purposes of this Agreement, a
         "Notice of Termination" shall mean a notice which shall indicate the specific termination provision(s) in this Agreement relied upon and, in the case of a termination for Disability or Cause, shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment.

         (ii)     Date of Termination. Except as otherwise provided in this
         Section 4(d)(ii) and Section 10(c) of this Agreement, "Date of
         Termination," with respect to any purported termination of the
         Executive's employment during the Employment Period (other than for
         Death), shall mean the date specified in the Notice of Termination.

         (iii)    Date of Change of Control. The date on which any Change of
         Control becomes effective shall be the Date of Termination and shall entitle the Executive to compensation from the Company.

         (iv)     No Waiver. The failure to set forth any fact or circumstance in a Notice of Termination shall not constitute a waiver of the right to assert, and shall not preclude the party giving notice from assertion, such fact or circumstance in an attempt to enforce any right under or provision of this Agreement.

5.       Obligations of the Company upon Change of Control.
         --------------------------------------------------

(a)      Payments and Benefits Upon Change of Control. If, during the Employment
Period, a Change of Control occurs, then the Company shall pay to the Executive in a lump sum in cash within thirty (30) days after the Date of Change of
Control, the greater of the following amounts calculated in (i), (ii), or (iii)
below,

                                       14

         (i)      the sum of (A) twenty-four (24) months of the Executive's
         Annual Base Salary not adjusted for merit increases; (B) with respect to any annual bonus plan contemplated under Section 3(b) of this
         Agreement, an amount representing the target annual bonus for two bonus cycles; (C) any compensation previously deferred by the Executive
         (together with any accrued interest or earnings thereon) that has not yet been paid; and (D) any accrued but unpaid incentive compensation and vacation pay; or

         (ii)     any payments due the Executive under the Employment Agreement;
         or

         (iii)    any severance payments due the Executive under the RAG
         American Coal Holding, Inc. Severance Program in effect at the time of
         Termination (the "Severance Program");

         provided, however, that there shall be no duplication of payments under this Agreement, the Employment Agreement, the Severance Program and any
         other severance obligation of the Company, and the payment under this
         Section 5(a) shall be offset by any amount otherwise payable under any such agreement, program or obligation and any payment in lieu of notice of termination of employment required by federal, state or local law.
         After the payment of the above amount, the Company shall have no further obligations under this Agreement, the Employment Agreement, the
         Severance Program or any other severance obligation of the Company.

(b)      Payments and Benefits Upon Death or Disability. If the Executive's
employment is terminated by reason of the Executive's Death or Disability during the Employment Period, the Company shall have no obligation under this Agreement provided a Change of Control has not occurred.

(c)      Payments and Benefits for Other Terminations by the Company or by the
Executive. If the Executive's employment is terminated by the Company, either with or without Cause (but not on account of a Change of Control), or by the
Executive, during the Employment Period, the Company shall have no obligation under this Agreement. Any non-renewal of the term of the Employment Agreement
(or notice thereof) shall not be considered a termination of employment under this Agreement unless specified in a notice to the Executive.

6.       Non-Exclusivity of Rights. Except as otherwise expressly provided in this Agreement, nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by the Company or any of its affiliated companies for which the
Executive may qualify, provided that any such plan, program or policy may be amended or terminated by the Company in its sole discretion. Vested benefits and other amounts that the Executive is otherwise entitled to receive under any other plan, policy, practice, or program of the Company or any of its affiliated companies on or after the Date of Termination shall be payable in accordance with the terms of each such plan, policy, practice, program (subject to the
Company's right to amend such terms) as the case may be, except as explicitly modified by this Agreement.

7.       Full Settlement. The Company's obligation to make the payments provided for in, and otherwise to perform its obligation under, this Agreement shall not be affected by any set-off,

                                       15

counterclaim, recoupment, defense or other claim, right or action that the
Company may have against the Executive or others. In no event shall the
Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement and the amount of any payment or benefit provided for in this Agreement shall not be reduced by any compensation earned by the
Executive as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by the Executive to the Company or otherwise. The executive shall have no obligation to provide any services to the Company after the Date of Termination.

8.       Confidential Information.
         -------------------------

(a)      The Executive shall hold in a fiduciary capacity for the benefit of the
Company all secret or confidential information, knowledge or data relating to the Company or any of its affiliated companies and their respective businesses that the Executive obtains during the Executive's employment by the Company or any of its affiliated companies and that is not public knowledge (other than as a result of the Executive's violation of this Section 8) ("Confidential information"). The Executive shall not communicate, divulge, or disseminate
Confidential Information at any time during or after the Executive's employment with the Company, except with the prior written consent of the Company or as otherwise required by law or legal process. In no event shall any asserted violation of the provisions of this Section 8 constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this
Agreement.

(b)      The Executive acknowledges that if the Executive shall breach or threaten to breach paragraph (a) of this Section 8, the damages to the Company and its affiliates may be substantial, although difficult to ascertain, and money damages will not afford the Company and its affiliates an adequate remedy.
Therefore, if the paragraph (a) of the Section 8 is violated, in whole or in part, the Company and its affiliates shall be entitled to specific performance and injunctive relief, without prejudice to other remedies the Company and/or its affiliates may have at law or in equity.

9.       Certain Additional Payment by the Company.
         ------------------------------------------

(a)      Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company), but determined without regard to any additional payments required under this Section 9 ("Payment"), would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986,
as amended (the "Code") or any interest or penalties are incurred by the
Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the
"Excise Tax"), then the Executive shall be entitled to receive an additional payment ("Gross-Up Payment") in an amount such that after payment by the
Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

                                       16

(b)      Subject to the provisions of paragraph (c) of this Section 9, all determinations required to be made under this Section 9, including whether and when a Gross-Up Payment is required and amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by a nationally recognized certified public accounting firm designated by the Company
(the "Accounting Firm"), which shall provide detailed supporting calculations both to the Company and the Executive within fifteen (15) business days of the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. All fees and expenses of the
Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 9, shall be paid by the Company to the
Executive within five (5) days of the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the
Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment") consistent with the calculations required to be made hereunder. In the event that the
Company exhausts its remedies pursuant of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such
Underpayment shall be promptly paid by the Company to or for the benefit of the
Executive.

(c)      The Executive shall notify the Company in writing of any claim by the
Internal Revenue Service that, if successful, would require the payment by the
Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten business days after the Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due).
If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

         (i)      give the Company any information reasonably requested by the
         Company relating to such claim,

         (ii)     take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claims by an attorney reasonably selected by the
         Company,

         (iii)    cooperate with the Company in good faith in order effectively to contest such claim, and

         (iv)     permit the Company to participate in any proceedings relating to such claim;

         PROVIDED, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest or penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing

                                       17

provisions of the paragraph (c) of Section 9, the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the
Company shall determine; PROVIDED, however, that if the Company directs the
Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any
Excise Tax or income tax (including interest or penalties with respect thereto)
imposed with respect to such advance or with respect to any imputed income with respect to such advance; and PROVIDED, further, that any extension of the statute of limitations relating to payment of taxes for the taxable year of the
Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be any other issue raised by the Internal Revenue
Service or any other taxing authority.

(d)      If, after the receipt by the Executive of an amount advanced by the
Company pursuant to paragraph (c) of this Section 9, the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall
(subject to the Company's complying with requirements of paragraph (c) of this
Section 9) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If after the receipt by the Executive of an amount advanced by the Company pursuant to paragraph (c) of this Section 9, a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial or refund prior to the expiration of thirty (30) days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of
Gross-Up Payment to be paid.

10.      Successors.
         -----------

(a)      This Agreement is personal to the Executive and, without the prior written consent of the Company, shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives. If the Executive shall die while any amount would still be payable to the Executive hereunder had the Executive continued to live (other than amounts which by their terms, terminate upon the Death of the Executive), then all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the executors, personal representatives or administrators of the Executive's estate.

(b)      This Agreement shall inure to the benefit of and be binding upon the
Company and its successors and assigns.

(c)      The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the

                                       18

Company expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would have been required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effective date of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Company. For purposes of implementing the foregoing, the Date of Termination as defined in Section 4(d)(iii) shall be considered the date this Agreement was breached and shall entitle Executive to compensation from the Company. As used in this Agreement, "Company" shall mean both the
Company as defined above and any such successor that assumes and agrees to perform this Agreement, by operation of law or otherwise.

11.      Miscellaneous.
         -------------

(a)      This Agreement shall be governed by, and construed in accordance with, the laws of Maryland, without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified except by a written agreement executed by the parties hereto or their respective successors and legal representatives. Any action by the Company to amend or modify this
Agreement must be approved by the President/CEO.

(b)      All notices and other communications under this Agreement shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

If to the Executive:
Tom Lien
RAG American Coal Holding, Inc.
999 Corporate Drive
Linthicum, Maryland 21222

If to the Company:
RAG American Coal Holding, Inc.
Attention General Counsel
999 Corporate Drive
Linthicum, Maryland 21222

or to such other address as either party furnishes to the other in writing in accordance with this paragraph (b) of Section 11. Notices and communications shall be effective when actually received by the addressee.

(c)      The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this
Agreement. If any provision of this Agreement shall be held invalid or unenforceable in part, the remaining portion of such provision, together with all other provisions of this Agreement, shall remain valid and enforceable and continue in full force and effect to the fullest extent consistent with law.

(d)      Notwithstanding any other provision of this Agreement, the Company may withhold from amounts payable under this Agreement all federal, state, local, and foreign taxes that are required

                                       19

to be withheld by applicable laws or regulations. All cash amounts required to be paid hereunder shall be paid in United States dollars.

(e)      The Executive's or the Company's failure to insist upon strict compliance with any provision of, or to assert any right under, this Agreement
(including, without limitations, the right of the Executive to terminate employment for Good Reason pursuant to paragraph (c) of Section 4 of this
Agreement) shall not be deemed to be a waiver of such provisions or right of any other provision of or right under this Agreement.

(f)      The rights and benefits of the Executive under this Agreement may not be anticipated, assigned, alienated or subject to attachment, garnishment, levy, executions or other legal or equitable process except as required by law. Any attempt by the executive to anticipate, alienate, assign, sell, transfer, pledge, encumber or charge the same shall be void. Payments hereunder shall not be considered assets of the Executive in the event of insolvency or bankruptcy.
The obligations of the Company and the Executive under this Agreement, which by their nature may require either partial or total performance after the expiration of the term of this Agreement shall survive such expiration.

(g)      This Agreement may be executed in several counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument.

(h)      This Agreement is the entire agreement between the parties concerning the subject matter hereof and supersedes and terminates any prior written agreements or oral representations, except as otherwise provided herein, concerning the same subject, including but not limited to the Separation Plan for Certain Employees dated November 18, 1998 and the Retention Plan dated July
15, 1999. Notwithstanding the foregoing sentence, this Agreement does not supersede or terminate, but rather shall be read in conjunction with, the
Employment Agreement dated March 1, 2000 between the Company and Executive
("Employment Agreement"). This Agreement shall continue in full force and effect after the expiration of the Employment Agreement.

(i)      In the event of any dispute or disagreement related to this Agreement which results in a court proceeding or arbitration proceeding, the Company shall, upon being presented with invoices therefore, promptly reimburse
Executive all reasonable attorney fees and other costs incurred in prosecuting or defending such proceeding, regardless of the ultimate outcome.

                                       20

         IN WITNESS WHEREOF, the Executive has hereunto set the Executive' s hand and the Company has caused this Agreement to be executed in their name on their behalf, all as of the day and year first above written.

COMPANY

By:      /s/ James Roberts
   ----------------------------------------
         James Roberts
         President and Chief Executive Officer

EXECUTIVE

By:      /s/ Tom Lien
   ----------------------------------------
         Tom Lien
         Senior Vice President, Western Operations

                                       21